Supplement dated January 1, 2010
to the Prospectus of Pearl Mutual Funds
dated May 1, 2009

On December 4, 2009, the Board of Trustees (the “Trustees”) of Pearl Mutual Funds (the “Funds”) voted to approve a change to the administrative fee agreement between the Funds and Pearl Management Company (the “Manager”) that lowered the administrative services fee payable to the Manager by 5 basis points.  In addition, the Trustees approved an amendment to the expense limitation agreement between the Funds and the Manager, raising the cap from 98 basis points to 120 basis points.  The changes are effective January 1, 2010.

In light of these changes, the Funds’ prospectus is supplemented as follows:

1.	The Section entitled “Fees and Expenses” on pages 6 and 7 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses

Each Fund expects that all or nearly all of its investments in portfolio funds will be made on a no-load basis (without paying any sales charge) but each Fund has the ability to pay a sales load of not more than 2%, together with any redemption fee, for an investment in a mutual fund.  Each Fund will incur additional indirect expenses from its investments in portfolio funds, including their management fees.  Some of the portfolio funds in which the Funds invest may also impose 12b-1 distribution fees and other fees.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Transaction Expenses
Fees paid directly from your investment:

Maximum sales charge (load) imposed on purchases1	None
Maximum deferred sales charge (load)1	None
Redemption fee (as a percentage of amount redeemed), if applicable1	2.00%
Exchange fee	None

Annual Fund Operating Expenses2

Expenses that are deducted from Fund assets:

	Total Return Fund	Aggressive Growth Fund
Management fees3	0.75%	0.80%
Distribution (12b-1) fees1 & 4	None	None
Other expenses	0.34%	0.31%
Acquired fund (portfolio fund) fees and expenses5	0.88%	1.27%
Total annual fund operating expenses6&7	1.97%	2.38%

1
The Funds do not impose any load (sales charge), which means you pay no load.  You also pay no 12b-1 fee.  You pay no redemption fee on shares owned for more than 30 days.  However, in order to discourage frequent trading of Fund shares, a short-term 2% redemption fee is charged if you sell shares you have owned for 30 days or less, with certain exceptions.  For more information about the redemption fee, see “How to Buy and Sell Fund Shares – How to Sell Shares.”

2	Based on expenses for the fiscal year ended December 31, 2008, which have been restated to reflect current fees.
3	“Management fees” includes a 0.15% administrative fee for Total Return Fund and a 0.16% administrative fee for Aggressive Growth Fund.
4	Although the Funds do not directly impose any 12b-1 fee, some of the portfolio funds in which the Funds invest may impose 12b-1 fees.
5
Acquired fund (portfolio fund) fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by a Fund through its investments in the portfolio funds.  The portfolio funds have their own expenses, which may vary from time to time.  Acquired fund (portfolio fund) fees and expenses are not used to calculate a Fund’s net asset value.  However, all performance figures (total returns) of the Funds are net – after deduction of all expenses of each Fund and (indirectly) all expenses of all the mutual funds in its portfolio.

6
The total annual fund operating expenses in the fee table may differ from the expense ratios in the “Financial Highlights” section because the Financial Highlights include only a Fund’s direct operating expenses and do not include fees and expenses incurred indirectly by the Fund through its investment in the portfolio funds.  Without the acquired fund (portfolio fund) fees and expenses, the total annual fund operating expenses would be 1.09% for Total Return Fund and 1.11% for Aggressive Growth Fund, which reflects current fees.

7
Pearl Management Company, the Funds’ Manager, has contractually agreed to reimburse each Fund for all ordinary operating expenses (including all management and administrative fees) exceeding 1.20% of a Fund’s average net assets.  When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the amounts reimbursed under this limit, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The Manager may continue to recover amounts reimbursed under the Funds’ previous contractual expense limit, but only to the extent that the reimbursement does not exceed 0.98%, which was the previous contractual expense limit.  The agreement to limit the Funds’ ordinary operating expenses is limited to the Funds’ direct operating expenses and does not apply to acquired fund (portfolio fund) fees and expenses, which are indirect expenses incurred by the Funds through their investments in the underlying portfolio funds.  This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.  The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

Example
This example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.  The examples below include both the Funds’ operating expenses and the portfolio funds’ fees and expenses.  It assumes a $10,000 investment in a Fund for each of the time periods, that you redeem your shares at the end of the periods, a 5% return (before expenses) each year, reinvestment of dividends, and that operating expenses remain constant at the level shown above – but without reimbursement of expenses by the Manager.  Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Total Return Fund	$205	$630	$1,108	$2,526
Aggressive Growth Fund	$257	$740	$1,325	$2,947

2.	The Section entitled “Management Expenses” on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

Management Fees

For investment management and administrative services provided to each Fund, the Manager receives fees, accrued daily and payable monthly based on net assets as of the beginning of the month, at these annual rates:

Net Assets of the Fund	Investment Management	Administrative Services	Total Fees (Annual Rate)
First $30 Million	0.65%	0.16%	0.81%
In excess of $30 million to $100 million	0.58%	0.14%	0.72%
In excess of $100 million	0.40%	0.08%	0.48%

The administrative services provided by the Manager include, but are not limited to, transfer agency, internal legal, accounting, compliance, audit, and risk management services.

For the fiscal year ended December 31, 2008, the Manager earned $779,525 and $455,467 for services provided to Total Return Fund and Aggressive Growth Fund, respectively, which reflected the charging of administrative fees that were 5 basis points higher than current rates.  The Manager has contractually agreed to reimburse each Fund for all ordinary operating expenses (including all management and administrative fees) exceeding 1.20% of a Fund’s average net assets.  When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The agreement to limit the Funds’ ordinary operating expenses is limited to the Funds’ direct operating expenses and, therefore, does not apply to the portfolio funds’ fees and expenses, which are indirect expenses incurred by the Funds through their investments in the underlying portfolio funds.  The Manager may not recoup expenses reimbursed under the previous 0.98% fee limitation unless recoupment can be done without exceeding this earlier expense limit.  The expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

The Manager’s reimbursement of expenses that exceed the expense limit lowers the expense ratio and increases the overall return to investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement dated January 1, 2010
to the Statement of Additional Information
of Pearl Mutual Funds dated May 1, 2009

On December 4, 2009, the Board of Trustees (the “Trustees”) of Pearl Mutual Funds (the “Funds”) voted to approve a change to the administrative fee agreement between the Funds and Pearl Management Company (the “Manager”) that lowered the administrative services fee payable to the Manager by 5 basis points.  In addition, the Trustees approved an amendment to the expense limitation agreement between the Funds and the Manger, raising the cap from 98 basis points to 120 basis points. The changes are effective January 1, 2010.

In light of these changes, the Funds’ Statement of Additional Information is supplemented as follows:

1.
The text contained in the second paragraph on Page 23 of the Funds’ Statement of Additional Information (beginning with “The administrative fees...”) through the third from last paragraph of Page 23 of the Fund’s Statement of Additional Information (beginning with “The Manage has contractually agreed...”) is deleted in its entirety and replaced with the following:

The administrative fees each Fund pays to the Manager are accrued daily and payable monthly based on the Funds’ net assets as of the beginning of the month, at the annual rates shown below:

Average Daily Net Assets	Rate of Fee
First $30 million	0.16%
More than $30 million to $100 million	0.14%
In excess of $100 million	0.08%

The advisory and management fees and administrative services fees paid by the Funds to the Manager for the fiscal years ended December 31, 2008, 2007, and 2006, which were based on the earlier administrative fee that was five basis points higher, were as follows:

Fund	2008	2007	2006
Total Return Fund	$779,525	$907,324	$772,554
Aggressive Growth Fund	$455,467	$474,120	$344,829

The Manager has contractually agreed to reimburse each Fund for all ordinary operating expenses (including management and administrative fees) exceeding 1.20% of a Fund’s average annual net assets.  When the Manager has reimbursed a Fund for expenses in excess of this limit, the Manager may recover the reimbursed amounts, for a period that does not exceed five years, to the extent this can be done without exceeding the expense limit.  The agreement to limit the Funds’ ordinary operating expenses is limited to the Funds’ direct operating expenses and, therefore, does not apply to portfolio funds’ fees and expenses (as shown in the Prospectus), which are indirect expenses incurred by the Funds through their investments in the underlying portfolio funds.  The Manager may not recoup expenses previously reimbursed under the earlier 0.98% fee limitation unless recoupment can be done without exceeding the earlier expense limit.

This expense limit does not have an expiration date, and will continue unless a change is approved by the Funds’ Board of Trustees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.